Series Number: 1
For period ending 1/31/13

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           9,290
                                Institutional Class                                                      3,341
           2. Dividends for a second class of open-end company shares
                                A Class                                           4,370
C Class                                           29
                                R Class                                           1,438

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.2471
                                 Institutional Class                                           $0.2724
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.2154
C Class                                            $0.1204
R Class                                           $0.1838

74U)    1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      39,845
                      Institutional Class                                                      12,722
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           21,293
                                C Class                                            249
R Class                                            8,531

74V)    1. Net asset value per share (to nearest cent)
                      Investor Class                                           $12.61
                      Institutional Class                                           $12.62
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $12.61
                                C Class                                            $12.63
R Class                                            $12.61

Series Number: 2
For period ending 1/31/13

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)   1. Total income dividends for which record date passed during the period
                      Investor Class                                                      11,939
                                Institutional Class                                           4,902
              2. Dividends for a second class of open-end company shares
                                A Class                                                      6,052
C Class                                            41
                                R Class                                           1,951

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.2400
                                 Institutional Class                                           $0.2660
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.2076
C Class                                            $0.1104
R Class                                           $0.1752

74U)    1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      53,114
                      Institutional Class                                                      19,517
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           30,766
                                C Class                                            386
R Class                                            11,703

74V)    1. Net asset value per share (to nearest cent)
                      Investor Class                                           $13.00
                      Institutional Class                                           $13.00
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $13.00
                                C Class                                            $13.02
R Class                                            $12.99

Series Number: 3
For period ending 1/31/13

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           7,251
                                Institutional Class                                           3,385
           2. Dividends for a second class of open-end company shares
                                A Class                                           3,840
C Class                                           15
                                R Class                                                      1,346

73A)           1. Dividends from net investment income
                                Investor Class                                                      $0.2233
                                 Institutional Class                                           $0.2502
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.1898
C Class                                            $0.0891
R Class                                           $0.1562

74U)    1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      34,938
                      Institutional Class                                                      14,240
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           21,727
                                C Class                                            190
R Class                                            8,914

74V)    1. Net asset value per share (to nearest cent)
                      Investor Class                                           $13.56
                      Institutional Class                                           $13.57
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $13.56
                                C Class                                            $13.57
R Class                                            $13.56

Series Number: 4
For period ending 1/31/13

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                        1. Total income dividends for which record date passed during the period
                      Investor Class                                           4,115
                                Institutional Class                                                      2,639
              2. Dividends for a second class of open-end company shares
                                A Class                                           2,255
C Class                                           6
                                R Class                                            772

73A)           1. Dividends from net investment income
                                Investor Class                                                      $0.2128
                      Institutional Class                                           $0.2399
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.1790
C Class                                            $0.0776
R Class                                           $0.1452

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      21,210
                      Institutional Class                                                      11,546
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           13,501
                                C Class                                            66
R Class                                            5,601

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $13.78
                      Institutional Class                                           $13.78
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $13.77
                                C Class                                            $13.79
R Class                                            $13.77

Series Number: 5
For period ending 1/31/13

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                        1. Total income dividends for which record date passed during the period
                      Investor Class                                           2,126
                        Institutional Class                                                                1,400
              2. Dividends for a second class of open-end company shares
                        A Class                                                                 1,217
C Class                                           8
                                R Class                                           502

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.1643
                                 Institutional Class                                           $0.1770
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.1484
C Class                                            $0.1005
R Class                                           $0.1324

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      14,594
                      Institutional Class                                                      8,255
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           8,301
                                C Class                                            80
R Class                                            4,059

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $11.95
                      Institutional Class                                           $11.95
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $11.95
                                C Class                                            $11.96
R Class                                            $11.94

Series Number: 11
For period ending 1/31/13

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           5,193
                                Institutional Class                                                      3,427
           2. Dividends for a second class of open-end company shares
                      A Class                                           3,109
C Class                                           26
                                R Class                                                      964

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.2017
                                 Institutional Class                                           $0.2238
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.1741
C Class                                            $0.0913
R Class                                           $0.1465

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      28,469
                      Institutional Class                                                      16,084
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           19,722
                                C Class                                            309
R Class                                            7,545

74V)    1. Net asset value per share (to nearest cent)
                      Investor Class                                           $11.02
                      Institutional Class                                           $11.02
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $11.01
                                C Class                                            $11.04
R Class                                            $11.01

Series Number: 12
For period ending 1/31/13

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           3,948
                                Institutional Class                                                      2,877
           2. Dividends for a second class of open-end company shares
                                A Class                                           2,719
C Class                                           15
                                R Class                                           952

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.1826
                      Institutional Class                                           $0.2043
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.1554
C Class                                            $0.0739
R Class                                           $0.1282

74U)    1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      23,723
                      Institutional Class                                                      14,921
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           19,529
                        C Class                                                                 206
R Class                                            8,012

74V)    1. Net asset value per share (to nearest cent)
                      Investor Class                                           $10.93
                      Institutional Class                                           $10.93
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $10.92
                                C Class                                            $10.95
R Class                                            $10.92

Series Number: 13
For period ending 1/31/13

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           2,368
                                Institutional Class                                                      2,043
           2. Dividends for a second class of open-end company shares
                                A Class                                                      1,534
C Class                                           6
                                R Class                                           453

73A)           1. Dividends from net investment income
                                Investor Class                                                      $0.1629
                      Institutional Class                                           $0.1845
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.1358
C Class                                            $0.0545
R Class                                           $0.1087

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      15,794
                      Institutional Class                                                      11,648
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           12,676
                                C Class                                            123
R Class                                            4,557

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $11.02
                      Institutional Class                                           $11.01
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $11.01
                        C Class                                                                 $11.02
R Class                                            $11.01

Series Number: 14
For period ending 1/31/13

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           987
                                Institutional Class                                                      1,160
           2. Dividends for a second class of open-end company shares
                                A Class                                                      738
C Class                                           5
                                R Class                                           198

73A)           1. Dividends from net investment income
                                Investor Class                                                      $0.1516
                                 Institutional Class                                           $0.1729
                      2. Dividends for a second class of open-end company shares
                                A Class                                           $0.1251
C Class                                            $0.0454
R Class                                           $0.0985

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      7,309
                      Institutional Class                                                      7,129
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           6,550
                                C Class                                            119
R Class                                            2,167

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $10.85
                      Institutional Class                                           $10.86
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $10.85
                                C Class                                            $10.87
R Class                                            $10.85

Series Number: 15
For period ending 1/31/13

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)  1. Total income dividends for which record date passed during the period
                      Investor Class                                           83
                                Institutional Class                                                      82
              2. Dividends for a second class of open-end company shares
                                A Class                                            68
C Class                                           -
                                R Class                                           17

73A)           1. Dividends from net investment income
                                Investor Class                                                      $0.1427
                                 Institutional Class                                           $0.1642
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.1158
C Class                                            $0.0353
R Class                                           $0.0890

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      950
                      Institutional Class                                                      566
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           664
                                C Class                                            11
R Class                                            244

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $11.06
                      Institutional Class                                           $11.06
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $11.05
                                C Class                                            $11.05
R Class                                            $11.05